Prospectus


January 30, 2001 as revised July 31, 2001


Putnam U.S. Government Income Trust

Class A, B, C and M shares
Investment Category: Income

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.



    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 3  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

 7  Who manages the fund?

 8  How does the fund price its shares?

 8  How do I buy fund shares?

11  How do I sell fund shares?

13  How do I exchange fund shares?

14  Fund distributions and taxes

15  Financial highlights


[SCALE LOGO OMITTED]



Fund summary

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- U.S. GOVERNMENT BONDS

We invest in bonds that:

* are obligations of the U.S. government, its agencies and instrumentalities;

* are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds (a policy that cannot be changed without approval of the fund's shareholders) and

* have intermediate to long-term maturities (three years or longer).

We also invest in forward commitments and repurchase agreements relating to those investments.


MAIN RISKS

The main risks that could adversely affect the value of this fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of one of the fund's classes of shares, class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES

1991          11.87%
1992           6.60%
1993           5.64%
1994          -2.47%
1995          16.23%
1996           3.87%
1997           8.73%
1998           6.77%
1999           0.13%
2000          10.40%


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 4.98% (quarter ending 6/30/95) and the lowest return for a quarter was -2.77% (quarter ending 3/31/94).

Average Annual Total Returns (for periods ending 12/31/00)
-------------------------------------------------------------------------------
                                                Past       Past       Past
                                              1 year    5 years   10 years
-------------------------------------------------------------------------------
Class A                                        5.12%      4.89%      6.13%
Class B                                        4.60%      4.79%      5.84%
Class C                                        8.69%      5.13%      5.86%
Class M                                        6.58%      4.94%      6.02%
Lehman Brothers Mortgage-Backed
Securities Index                              11.17%      6.91%      7.82%
Lehman Brothers
GNMA Index                                    11.12%      6.96%      7.92%
-------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B, and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/00 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (4/27/92), class C shares (7/26/99) and class M shares (2/6/95), performance shown for these classes in the table is based on the performance of the fund's class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class B, class C and class M shares. The fund's performance is compared to the Lehman Brothers GNMA Index, an unmanaged index of GNMA bonds. The fund's performance is also compared to the Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index of 15-and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Corporation and Federal National Mortgage Associations. Comparison of the fund's performance to the Lehman Brothers GNMA Index will be discontinued in favor of the Lehman Brothers Mortgage-Backed Securities Index, which we believe to be more representative of the fund's investment strategies.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                    Class A   Class B   Class C   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as
a percentage of the offering price)   4.75%     NONE      NONE      3.25%

Maximum Deferred Sales Charge (Load)
as a percentage of the original
purchase price or redemption
proceeds, whichever is lower)         NONE*     5.00%     1.00%     NONE
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                                Total Annual
                       Management   Distribution     Other     Fund Operating
                          Fees      (12b-1) Fees    Expenses      Expenses
-------------------------------------------------------------------------------
Class A                  0.44%         0.25%         0.18%         0.87%
Class B                  0.44%         1.00%         0.18%         1.62%
Class C                  0.44%         1.00%         0.18%         1.62%
Class M                  0.44%         0.50%         0.18%         1.12%
-------------------------------------------------------------------------------

* A deferred sales charge of up to 1% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.


EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                       1 year       3 years       5 years      10 years
-------------------------------------------------------------------------------
Class A                  $560          $739        $  934        $1,497
Class B                  $665          $811        $1,081        $1,721*
Class B
(no redemption)          $165          $511        $  881        $1,721*
Class C                  $265          $511        $  881        $1,922
Class C
(no redemption)          $165          $511        $  881        $1,922
Class M                  $435          $669        $  922        $1,644
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing in U.S. government bonds. Under normal market conditions at least 65% of the fund's investment income will be derived from interest on U.S. government securities. We will consider, among other things, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the fund's main investment strategies follows.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give its issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. Other bonds in which the fund may invest are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

* Forward commitments and repurchase agreements. We may enter into contracts with dealers for future delivery of U.S. government investments, commonly known as forward commitments. A forward commitment involves a risk of loss if the value of the investment declines before the delivery date. We may also enter into repurchase agreements, under which we buy an investment from a firm that has an obligation to buy the investment back at a fixed price and time, typically within one week. Repurchase agreements involve the risk that the other party will default on its obligations, in which case we may find it difficult to recover the value of these investments.

* Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in derivatives including futures, options, warrants and swap contracts and zero-coupon bonds, which may be subject to other risks, as described in the fund's Statement of Additional Information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.44% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officer and the Mortgage Team of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. His experience as a portfolio manager or investment analyst over at least the last five years is also shown.


------------------------------------------------------------------------------
Manager                  Since    Experience
------------------------------------------------------------------------------
Kevin M. Cronin          1998     1997 - Present          Putnam Management
Managing Director                 Prior to February 1997  MFS Investment
                                                          Management
------------------------------------------------------------------------------

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

How do I buy fund shares?

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Your financial advisor or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your shares to be bought at that day's offering price.

You can buy shares:

* Through a financial advisor. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

* Through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your advisor or Putnam Investor Services at 1-800-225-1581.

You may also complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the check and completed form to Putnam Investor Services.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you a choice of four classes of fund shares: A, B, C and M. This allows you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the "Fees and expenses" section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A shares

* Initial sales charge of up to 4.75%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

* Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fee

Class B shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of up to 5.00% if you sell shares within six years of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* Convert automatically to class A shares after eight years, reducing the future 12b-1 fee (may convert sooner in some cases)

* Orders for class B shares for $250,000 or more are treated as orders for class A shares or refused

Class C shares

* No initial sales charge; your entire investment goes to work for you

* Deferred sales charge of 1.00% if you sell shares within one year of purchase

* Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more


* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)


* Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fee

* No conversion to class A shares, so future 12b-1 fee does not decrease

Initial sales charges for class A and M shares
-------------------------------------------------------------------------------
                        Class A sales charge         Class M sales charge
                         as a percentage of:          as a percentage of:
-------------------------------------------------------------------------------
Amount of purchase      Net amount     Offering   Net amount     Offering
at offering price ($)   invested        price*    invested        price*
-------------------------------------------------------------------------------
Under 50,000                4.99%        4.75%        3.36%        3.25%
50,000 but under
100,000                     4.71         4.50         2.30         2.25
100,000 but under
250,000                     3.63         3.50         1.52         1.50
250,000 but under
500,000                     2.56         2.50         1.01         1.00
500,000 but under
1,000,000                   2.04         2.00         NONE         NONE
1,000,000 and above         NONE         NONE         NONE         NONE
-------------------------------------------------------------------------------
* Offering price includes sales charge.

Deferred sales charges for class B, class C and certain class A shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase       1      2      3      4      5      6     7+
-------------------------------------------------------------------------------
Charge                    5%     4%     3%     3%     2%     1%    0%


A deferred sales charge of 1% will apply to class C shares if redeemed within one year of purchase. A deferred sales charge of up to 1% may apply to class A shares purchased without an initial sales charge if redeemed within two years of purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge if redeemed within one year of purchase.


Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

* You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial advisor or Putnam Retail Management for assistance.

* Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A and class M shares to 0.25% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.

How do I sell fund shares?

You can sell your shares back to the fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 15 calendar days after the purchase date.

* Selling shares through your financial advisor. Your advisor must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV, less any applicable deferred sales charge. Your advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

* Selling shares directly to the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

By telephone. You may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for your shares. The telephone redemption privilege may be modified or terminated without notice.

* Selling shares by check. If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks for $500 or more payable to the order of anyone. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's NAV to cover the amount of the check and any applicable deferred sales charge.

The use of checks is subject to the rules of your fund's designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account's value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans, or if there are certificates for your shares.

* Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

* When will the fund pay me? The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

* Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds. The fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

How do I exchange fund shares?

If you want to switch your investment from one Putnam fund to another, you can exchange your fund shares for shares of the same class of another Putnam fund at NAV. Not all Putnam funds offer all classes of shares or are open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

To exchange your shares, complete an exchange authorization form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone exchange privilege is not available if the fund issued certificates for your shares. Ask your financial advisor or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to:

* reinvest all distributions in additional shares;

* receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* receive all distributions in cash.

If you do not select an option when you open your account, all distributions will be reinvested. If you do not cash a distribution check within a specified period or notify Putnam Investor Services to issue a new check, the distribution will be reinvested in the fund. You will not receive any interest on uncashed distribution or redemption checks. Similarly, if any correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the fund owned for more than one year are taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand a fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information for the year ended September 30, 2000 has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. The information for all periods prior to the year ended September 30, 2000 has been derived from the fund's financial statements which have been audited by the fund's previous independent accountants.




FINANCIAL HIGHLIGHTS

CLASS A
(For a share outstanding throughout the period)
                                             Year ended September 30
                                ------------------------------------------------------
                                2000        1999        1998        1997       1996
----------------------------------------------------------------------------------------
Net asset value,
beginning of period           $12.57      $13.28      $13.01      $12.63     $12.95
----------------------------------------------------------------------------------------
Investment operations
Net investment income            .79 c       .76 c       .81 c       .85        .84 c
Net realized and unrealized gain
(loss) on investments           (.02)       (.66)        .29         .34       (.30)
----------------------------------------------------------------------------------------
Total from investment operations .77         .10        1.10        1.19        .54
----------------------------------------------------------------------------------------
Less distributions:
From net investment income      (.79)       (.76)       (.80)       (.81)      (.81)
In excess of net
investment income                 --          --        (.03)         --         --
From return of capital            -- d      (.05)         --          --       (.05)
----------------------------------------------------------------------------------------
Total distributions             (.79)       (.81)       (.83)       (.81)      (.86)
----------------------------------------------------------------------------------------
Net asset value,
end of period                 $12.55      $12.57      $13.28      $13.01     $12.63
----------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a           6.43        0.76        8.75        9.75       4.32
Net assets, end of period
(in thousands)            $1,929,653  $1,986,980  $2,130,980  $2,147,326  $2,450,376
----------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                 .87         .85         .87         .89        .88
Ratio of net investment income
to average net assets (%)       6.40        5.94        6.15        6.58       6.55
Portfolio turnover (%)        133.29      123.04      294.74      125.80     138.97
----------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Per share return of capital amounted to less than $0.01 per share.





FINANCIAL HIGHLIGHTS

CLASS B
(For a share outstanding throughout the period)
                                              Year ended September 30
                                ------------------------------------------------------
                                2000        1999        1998        1997       1996
----------------------------------------------------------------------------------------
Net asset value,
beginning of period           $12.51      $13.22      $12.97      $12.59     $12.91
----------------------------------------------------------------------------------------
Investment operations
Net investment income            .70 c       .67 c       .70 c       .75        .74 c
Net realized and unrealized gain
(loss) on investments           (.02)       (.67)        .28         .35       (.30)
----------------------------------------------------------------------------------------
Total from investment operations .68          --         .98        1.10        .44
----------------------------------------------------------------------------------------
Less distributions:
From net investment income      (.70)       (.67)       (.71)       (.72)      (.72)
In excess of net investment
income                            --          --        (.02)         --         --
From return of capital            -- d      (.04)         --          --       (.04)
----------------------------------------------------------------------------------------
Total distributions             (.70)       (.71)       (.73)       (.72)      (.76)
----------------------------------------------------------------------------------------
Net asset value,
end of period                 $12.49      $12.51      $13.22      $12.97     $12.59
----------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a           5.65        0.01        7.82        8.95       3.52
Net assets, end of period
(in thousands)              $574,087  $1,082,048  $1,334,041  $1,291,901 $1,458,848
----------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                1.62        1.60        1.62        1.64       1.63
Ratio of net investment income
to average net assets (%)       5.64        5.18        5.42        5.83       5.80
Portfolio turnover (%)        133.29      123.04      294.74      125.80     138.97
----------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Per share return of capital amounted to less than $0.01 per share.





FINANCIAL HIGHLIGHTS

CLASS C
(For a share outstanding throughout the period)
                                                         For the period
                                        Year ended        July 26, 1999+
                                         Sept. 30          to Sept. 30
                              -------------------------------------------------------
                                          2000               1999
---------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.55             $12.54
---------------------------------------------------------------------------------------
Investment operations
Net investment income c                    .70                .12
Net realized and unrealized gain
(loss) on investments                     (.02)               .02
---------------------------------------------------------------------------------------
Total from investment operations           .68                .14
---------------------------------------------------------------------------------------
Less distributions:
From net investment income                (.70)              (.12)
In excess of net investment income          --                 --
From return of capital                      -- d             (.01)
---------------------------------------------------------------------------------------
Total distributions                       (.70)              (.13)
---------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.53             $12.55
---------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a                     5.67               1.12*
Net assets, end of period
(in thousands)                          $7,329             $2,577
---------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                          1.62                .29*
Ratio of net investment income
to average net assets (%)                 5.67                .99*
Portfolio turnover (%)                  133.29             123.04
---------------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Per share return of capital amounted to less than $0.01 per share.





FINANCIAL HIGHLIGHTS

CLASS M
(For a share outstanding throughout the period)
                                              Year ended September 30
                                ------------------------------------------------------
                                2000        1999        1998        1997       1996
----------------------------------------------------------------------------------------
Net asset value,
beginning of period           $12.55      $13.25      $13.00      $12.63     $12.96
----------------------------------------------------------------------------------------
Investment operations
Net investment income            .76 c       .72 c       .80 c       .80        .82 c
Net realized and unrealized gain
(loss) on investments           (.03)       (.66)        .25         .35       (.32)
----------------------------------------------------------------------------------------
Total from investment operations .73         .06        1.05        1.15        .50
----------------------------------------------------------------------------------------
Less distributions:
From net investment income      (.76)       (.72)       (.77)       (.78)      (.78)
In excess of net investment
income                            --          --        (.03)         --         --
From return of capital            -- d      (.04)         --          --       (.05)
----------------------------------------------------------------------------------------
Total distributions             (.76)       (.76)       (.80)       (.78)      (.83)
----------------------------------------------------------------------------------------
Net asset value,
end of period                 $12.52      $12.55      $13.25      $13.00     $12.63
----------------------------------------------------------------------------------------
Ratios and supplemental data
Total return at
net asset value (%) a           6.09        0.56        8.38        9.39       3.99
Net assets, end of period
(in thousands)               $95,090    $133,362    $163,076      $7,850     $6,116
----------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) b                1.12        1.10        1.12        1.14       1.14
Ratio of net investment income
to average net assets (%)       6.15        5.68        5.91        6.32       6.37
Portfolio turnover (%)        133.29      123.04      294.74      125.80     138.97
----------------------------------------------------------------------------------------

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements.

c Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

d Per share return of capital amounted to less than $0.01 per share.




Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

* SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

* SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th or 31st.

* SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

* FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

* DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

* STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam Mutual Funds that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.



Putnam Family of Funds a

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Capital Opportunities Fund
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Equity Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Century Growth Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund
Putnam Technology Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Fund
Putnam Balanced Retirement Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Small Cap Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund b
Putnam High Yield Trust b
Putnam High Yield Trust II
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam Strategic Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds c
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.

The three portfolios:

Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS d

Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund


a As of 12/31/00.

b New investments restricted; see your financial advisor for details.

c Not available in all states.

d Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve an investment's net asset value at $1.00 per share, it is possible to lose money by investing in them.

  Please call your financial advisor or Putnam Investor Services to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.



For more information
about Putnam U.S.
Government Income Trust

The fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent accountants' report and financial statements included in the fund's two most recent annual reports to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM  INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-225-1581

             Address correspondence to
             Putnam Investor Services
             P.O. Box 41203
             Providence, Rhode Island 02940-1203

             www.putnaminvestments.com


             File No. 811-3897               NP038 68950 7/01